UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 2005


                          Pro Tech Communications, Inc.
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             (Exact name of Registrant as specified in its charter)



          Florida                    000-28602                59-3281593
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(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)               File Number)          Identification No.)



4492 Okeechobee Road, Fort Pierce, Florida                          34947
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:             (772) 464-5100
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(Former name or former address if changed since last report)         N/A
                                                              ------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

     Effective August 16, 2005, Mr. Keith Larkin resigned as a member of the Board of Directors of Pro Tech Communications, Inc. for personal reasons.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   PRO TECH COMMUNICATIONS, INC.



                                                   By:  /s/ Mary Christian-Hein
                                                        ------------------------
                                                        Mary Christian-Hein
                                                        Chief Financial Officer



Date:    August 18, 2005


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